UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2023

Complete Solaria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSLR	The Nasdaq Select Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	CSLRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Complete Solaria, Inc. (the “Company”) on September 21, 2023, on September 19, 2023, the Company and SolarCA LLC, a Delaware limited liability company (successor in interest to The Solaria Corporation and a wholly owned subsidiary of the Company) (“SolarCA”), entered into an asset purchase agreement (the “Agreement”) with Maxeon Solar Technologies, Ltd., a Singapore public limited company (“Maxeon”). Pursuant to the Agreement, SolarCA, sold, assigned and transferred its rights, title and interest in certain of the assets and contractual rights associated with the sale of photovoltaic cells and solar modules (the “Business”) and certain of SolarCA’s intellectual property including the patents, patent applications, trademarks, and domain names used in the Business (collectively, the “Purchased Assets”) to Maxeon, subject to the terms and conditions therein.

On October 6, 2023, pursuant to the Agreement, the parties consummated the sale, thereby completing the disposition of the Purchased Assets. As consideration for the Purchased Assets, the Company received 1,100,000 Maxeon ordinary shares.

The unaudited pro forma combined financial information of the Company as of and for the six months ended June 30, 2023 and for the year ended December 31, 2022, in each case giving effect to sale of the Purchased Assets, is attached hereto as Exhibit 99.1.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreement a copy of which was filed as Exhibit 2.1 to the Company’s Form 8-K filed with the SEC on September 21, 2023 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Concurrent with the sale of the Purchased Assets, on October 6, 2023, in connection with the Agreement, Vikas Desai, resigned from his position as the Company’s President & General Manager, Business Units.

Item 9.01 - Financial Statements and Exhibits

(b) Pro Forma financial information.

The unaudited pro forma combined financial information of the Company, in each case after giving effect to the sale of the Purchase Assets, is included as Exhibit 99.1.

(c) Exhibits.

Exhibit Number	Description

2.1*	Asset Purchase Agreement dated September 19, 2023, by and among Complete Solaria, Inc., SolarCA, LLC, and Maxeon Solar Technologies, Ltd. (incorporated by reference to the Exhibit 2.1 of the Company’s Current Report on Form 8-K filed September 21, 2023).

99.1	Unaudited Pro Forma Condensed Combined Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits or schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPLETE SOLARIA, INC.

Dated: October 13, 2023

	By:	/s/ William J. Anderson
William J. Anderson
Chief Executive Officer